As filed with the Securities and Exchange Commission on November 15, 2006

Registration No. 333-133949

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  November 15, 2006

ACA CAPITAL HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-33111	75-3170112
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation or organization)		Number)

140 Broadway
New York, New York
10005
(Address of principal executive offices)

(212) 375-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

On November 15, 2006, we filed with the National Association of Insurance Commissioners and posted on our website a quarterly statement for the third quarter of 2006, providing financial and other statistical information for our financial guaranty insurance subsidiary, ACA Financial Guaranty Corporation. The quarterly statement includes selected financial information prepared on a statutory accounting basis. The quarterly statement is furnished as Exhibit 99.1 to this report.

The information included in, or furnished with, this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                           ACA Financial Guaranty Corporation—Quarterly Statement as of September 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

acA capital holdings, inc.

	By:	/s/ NORA J. DAHLMAN
Dated: November 15, 2006	Name:	Nora J. Dahlman
	Title:	Managing Director, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Title
99.1	ACA Financial Guaranty Corporation—Quarterly Statement as of September 30, 2006.